JPMORGAN TRUST I

J.P. MORGAN U.S. EQUITY FUNDS

JPMorgan U.S. Large Cap Core Plus Fund

J.P. MORGAN SPECIALTY FUNDS

JPMorgan Research Market Neutral Fund

(All Share Classes)

( each, a “Fund” and together, the “Funds”)

Supplement dated September 10, 2026

to the current Summary Prospectuses, Prospectuses,

and Statements of Additional Information, as supplemented

Portfolio Manager Retirement.

As previously announced in a supplement dated July 29, 2025, Steven Lee announced his retirement from J.P. Morgan Investment Management Inc. effective in the third quarter of 2026. Effective close of business on September 30, 2026, Mr. Lee will no longer serve as a portfolio manager to the Funds. All references to Mr. Lee will be deleted from the Funds’ Summary Prospectuses, Prospectuses and Statements of Additional Information.

INVESTORS SHOULD RETAIN THIS SUPPLEMENT WITH THE

SUMMARY PROSPECTUSES, PROSPECTUSES AND STATEMENTS OF

ADDITIONAL INFORMATION FOR FUTURE REFERENCE

SUP-PM-926